Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC. REPORTS RESULTS FOR

THE QUARTER ENDED SEPTEMBER 30, 2004

LONG BEACH, CA, October 27, 2004 — Health Care Property Investors, Inc. (NYSE:HCP), a health care real estate investment trust (“REIT”), today announced operating results for the quarter ended September 30, 2004. Net income applicable to common shares for the quarter ended September 30, 2004 totaled $29.2 million, or $0.22 per diluted share of common stock. This compares with net income applicable to common shares of $38.7 million, or $0.30 per diluted share of common stock for the quarter ended September 30, 2003. The Company’s operating results for the quarter ended September 30, 2004 include asset impairment charges of $13.2 million. Net income applicable to common shares for the quarter ended September 30, 2003 include preferred stock redemption charges of $6.8 million.

Funds From Operations (“FFO”) was $48.9 million, or $0.37 per diluted share of common stock, for the quarter ended September 30, 2004. This compares with FFO of $53.5 million, or $0.42 per diluted share of common stock, for the quarter ended September 30, 2003. Prior to asset impairment charges, FFO was $0.46 and $0.42 per diluted share for the quarters ended September 30, 2004 and 2003, respectively. Preferred stock redemption charges reduced FFO per diluted share of common stock by $.05 for the quarter ended September 30, 2003.

The Company’s presentation of FFO for all periods includes the effect of asset impairment charges, consistent with recent clarifications from the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is a supplemental non-GAAP financial measurement used to evaluate the operating performance of real estate investment trusts.

THIRD QUARTER DEVELOPMENTS

•	During the third quarter of 2004, the Company made investments of approximately $215 million, or approximately $115 million net of related mezzanine debt repayments. This brings aggregate investments, including development properties placed in service, for the first nine months to approximately $420 million, or $320 million net of related mezzanine debt repayments. For the nine months ended September 30, 2004, the Company’s investments have been allocated among the following sectors – 48% assisted living and continuing care retirement communities, 21% long term care, 21% medical office buildings, and 10% life sciences.

•	On October 26, 2004, HCP closed a new $500 million, three-year, unsecured revolving credit facility. The facility is priced at 65 basis points over LIBOR with a 15 basis point facility fee, based upon the Company’s current credit rating. This pricing represents an improvement over the former $490 million unsecured revolving credit facility. Bank of America Securities LLC and JP Morgan Securities, Inc. acted as joint lead arrangers and joint book managers of the new facility.

•	During the third quarter, the Company identified 11 properties with an estimated fair value of $15 million for future disposition. A $13.2 million impairment charge related to these properties was recorded in the third quarter with $5.7 million recorded in continuing operations and $7.5 million recorded in discontinued operations. The assets consist of three medical office buildings, six skilled nursing facilities, and two assisted living facilities.

•	On October 27, 2004, the Company announced that its Board of Directors declared a quarterly common stock cash dividend of $0.4175 per share. The common stock dividend will be paid on November 19, 2004 to stockholders of record as of the close of business on November 8, 2004. This dividend equals $1.67 per share on an annualized basis.

FUTURE OPERATIONS

For the full year 2004, the Company presently expects net income applicable to common shares to range between $1.02 and $1.06 per diluted share, and expects FFO to range between $1.62 and $1.66 per diluted share, including the impact of impairment charges through September 30, 2004, but excluding the impact of future impairments, if any. Excluding asset impairment charges, the Company expects FFO to range between $1.74 and $1.78 per diluted share.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Thursday, October 28, 2004 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended September 30, 2004. The conference call is accessible by dialing 800-599-9795 (U.S.) and 617-786-2905 (International). The participant pass code is 75064602. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Pacific Time on October 28, 2004 through November 11, 2004 on the Company’s website or by dialing 888-286-8010 (U.S.) and 617-801-6888 (International). The replay pass code is 45156300.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered real estate investment trust (“REIT”) that invests directly or through joint ventures in health care facilities. As of September 30, 2004, the Company’s portfolio of properties, including investments through joint ventures and mortgage loans, included 536 properties in 43 states and consisted of 29 hospitals, 179 long-term care facilities, 124 assisted living and continuing care retirement communities (“CCRCs”), 180 medical office buildings and 24 other health care facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

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Contact:

Health Care Property Investors, Inc., Long Beach, California

Laura Catalino

Assistant Treasurer and Director of Investor Relations

(562) 733-5146

Talya Nevo-Hacohen

Senior Vice President – Strategic Development and Treasurer

(562) 733-5104

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release and in the supplement, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Examples of such forward looking statements include the Company’s beliefs and statements regarding decisions to dispose of assets; estimated fair market value of assets; and net income and FFO guidance for the remainder of 2004. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of health care facilities, competition for lessees and mortgagors (including new leases and mortgages and the renewal or roll-over of existing leases); continuing operational difficulties in the long-term care and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in health care laws and regulations and other changes in the health care industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments. Some of these risks, and other risks, are described from time to time in Health Care Property Investors’ Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary Information (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenue	$111,226	$96,864	$314,901	$273,713
Net income applicable to common shares	$29,208	$38,680	$107,062	$80,414
Basic earnings per share	$0.22	$0.31	$0.81	$0.66
Diluted earnings per share	$0.22	$0.30	$0.80	$0.65
Shares used to calculate diluted earnings per share	133,584	127,862	133,047	123,447

Funds from operations[1]	$48,892	$53,466	$160,867	$132,309
Diluted funds from operations per share[1]	$0.37	$0.42	$1.21	$1.07

Impairments	$13,180	$—	$16,617	$11,652
Per share impact of impairments on diluted funds from operations	$0.09	$—	$0.12	$0.09

[1]	The Company believes that Funds From Operations (FFO) and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as net income applicable to common shares (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs, and should not be considered as an alternative to net income. A reconciliation of net income applicable to common shares to FFO is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues
Rental income	$100,304	$82,282	$281,953	$239,519
Equity income (loss) from unconsolidated joint ventures	(459)	290	1,627	454
Interest and other income	11,381	14,292	31,321	33,740

	111,226	96,864	314,901	273,713

Expenses
Interest	23,233	21,833	65,694	65,521
Real estate depreciation and amortization	22,888	18,229	64,084	54,467
Operating expenses from medical office buildings	10,581	7,763	29,351	22,173
General and administrative	9,657	5,516	25,350	16,419
Impairments	5,680	—	6,896	—

	72,039	53,341	191,375	158,580

Income from operations	39,187	43,523	123,526	115,133
Minority interests	(2,946)	(2,038)	(9,099)	(6,297)

Income from continuing operations	36,241	41,485	114,427	108,836

Discontinued operations
Operating income (loss) from discontinued operations	(90)	3,038	2,095	8,900
Gain (loss) on real estate dispositions and impairments	(1,661)	5,086	6,387	(3,549)

	(1,751)	8,124	8,482	5,351

Net income	34,490	49,609	122,909	114,187
Dividends to preferred stockholders	(5,282)	(4,147)	(15,847)	(15,220)
Preferred stock redemption charges	—	(6,782)	—	(18,553)

Net income applicable to common shares	$29,208	$38,680	$107,062	$80,414

Basic earnings per share
Income from continuing operations applicable to common shares	0.23	0.24	0.75	0.61
Discontinued operations	(0.01)	0.07	0.06	0.05

Net Income applicable to common shares	$0.22	0.31	$0.81	$0.66

Diluted earnings per share
Income from continuing operations applicable to common shares	$0.23	$0.24	$0.74	$0.61
Discontinued operations	(0.01)	0.06	0.06	0.04

Net Income applicable to common shares	$0.22	$0.30	$0.80	$0.65

Shares used to calculate earnings per share
Basic	132,182	126,308	131,525	122,307

Diluted	133,584	127,862	133,047	123,447

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information (Unaudited)

In Thousands, Except Per Share Data

OPERATING RESULTS:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003

Net income applicable to common shares	$29,208	$38,680	$107,062	$80,414
Equity income (loss) from unconsolidated joint ventures	22,888	18,229	64,084	54,467
Gain on real estate dispositions	(5,839)	(5,086)	(16,108)	(8,103)
Depreciation and amortization included in discontinued operations	256	1,414	1,536	4,715
Joint venture FFO adjustments	2,379	229	4,293	816

Funds from operations[1]	$48,892	$53,466	$160,867	$132,309

Dividend on convertible partnership units	—	1,274	2,195	1,274

Diluted funds from operations	$48,892	$54,740	$163,062	$133,583

Diluted funds from operations per share[1]	$0.37	$0.42	$1.21	$1.07

Shares used to calculate diluted FFO	133,584	131,040	134,799	124,507

Impairments	$13,180	$—	$16,617	$11,652

Per share impact of impairments on diluted funds from operations	$0.09	$—	$0.12	$0.09

FUTURE OPERATIONS:

	Full Year 2004
	Low	High

Diluted earnings per share	$1.02	$1.06
Real estate depreciation and amortization	0.69	0.69
Gain on real estate dispositions	(0.12)	(0.12)
Joint venture FFO adjustments	0.04	0.04
Dilutive impact of operating partnership units	(0.01)	(0.01)

Diluted funds from operations per share	$1.62	$1.66

Impairments per share[2]	0.12	0.12

Diluted funds from operations per share, excluding impairment charges[1]	1.74	1.78

[1]	The Company believes that Funds From Operations (FFO) and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as Net Income applicable to common shares (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income.

[2]	Represents actual impairment charges through September 30, 2004. Future impairments, if any, are excluded because they cannot be projected.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheets (Unaudited)

In Thousands

	September 30, 2004	December 31, 2003
Assets
Real estate investments:
Buildings and improvements	$2,946,794	$2,682,206
Equity income (loss) from unconsolidated joint ventures	(513,518)	(486,421)

	2,433,276	2,195,785
Construction in progress	21,199	64,303
Land	300,283	283,352

	2,754,758	2,543,440
Loans receivable, net	144,529	184,360
Loans to joint venture partners	6,512	83,253
Investments in and advances to unconsolidated joint ventures	58,520	172,450
Accounts receivable, net	16,910	16,471
Cash and cash equivalents	11,369	17,768
Other assets	21,041	18,215

Total Assets	$3,013,639	$3,035,957

Liabilities and Stockholders’ Equity
Bank notes payable	$142,800	$198,000
Senior notes payable	1,051,485	1,050,476
Mortgage notes payable	196,009	158,808
Accounts payable and accrued expenses	60,577	55,055
Deferred revenue	16,281	16,080
Minority interests in joint ventures	24,065	12,931
Minority interests convertible into common stock	101,195	103,990
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	133,004	131,040
Additional paid-in capital	1,391,191	1,355,299
Cumulative net income	1,301,958	1,179,049
Cumulative dividends	(1,678,982)	(1,497,727)
Other equity	(11,117)	(12,217)

Total Stockholders’ Equity	1,421,227	1,440,617

Total Liabilities and Stockholders’ Equity	$3,013,639	$3,035,957

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information

OTHER INFORMATION

The following summarizes certain information for the quarter and nine months ended September 30, 2004 and 2003 (In thousands):

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Capitalized interest	$—	$183	$881	$464
Amortization of deferred financing costs	606	659	2,261	1,980
Income from straight line rents and interest	377	(296)	4,070	1,430
Lease commissions and tenant and capital improvements on medical office buildings	1,633	2,196	2,951	5,004

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Rental Income:
Triple net	$72,438	$61,364	$202,304	$177,968
Medical office buildings	27,866	20,918	79,649	61,551

	$100,304	$82,282	$281,953	$239,519

HEALTH CARE PROPERTY INVESTORS, INC.

Supplementary Information as of September 30, 2004 (Unaudited)

Dollars In Thousands, Except Investment Per Bed/Unit/Square Foot

PORTFOLIO OVERVIEW1

	Hospitals	Long-Term Care	Assisted Living & CCRCs	Medical Office Building (Excl. HCP MOP)	Other	HCP Medical Office Portfolio, LLC (“HCP MOP”)[2]
Investment[3]	$791,668	$741,600	$950,141	$712,878	$210,266	$48,975

Number of properties[3]	29	179	124	86	24	94
Assets held for sale	—	—	—	3	3	3

Number of beds/units/square feet[4,5]	3,466 Beds	21,517 Beds	13,326 Units	5,063,000 Sq Ft	1,440,000 Sq Ft	5,229,000 Sq Ft

Investment per bed/unit/square foot[6]	$228,000	$34,000	$71,000	$141	$146	$89

Occupancy data:[4,7]
Current quarter	60%	81%	85%	92%	100%	88%
Prior quarter 2004	63%	81%	82%	91%	100%	87%

Cash flow coverage after management fees[4,7,8,9]	2.2x	1.3x	1.1x	N/A	N/A	N/A

[1]	All amounts exclude assets held for sale unless otherwise indicated.
[2]	The Company is the managing member of HCP Medical Office Portfolio, LLC, an unconsolidated joint venture, and has a 33% interest therein.
[3]	Investment represents the historical cost of the Company’s real estate investments and the net book value of our unconsolidated joint ventures and secured loans receivable. Number of properties includes facilities associated with all of the aforementioned investments.
[4]	Information for the Company’s hospital, long-term care, and assisted living and CCRCs was derived solely from information provided by its lessees and mortgagors without verification of its accuracy.
[5]	Hospital and long-term care facilities are measured by bed count. Assisted living and CCRCs are apartment-like facilities and are stated in units (studio, one or two bedroom apartments). Medical office buildings and other health care facilities are measured in square feet.
[6]	Excludes facilities under construction.
[7]	Excludes facilities under construction, newly completed facilities under start up, vacant facilities and facilities where data is not available or meaningful.
[8]	Results are for a twelve month historical period and exclude data related to nine hospitals leased to HealthSouth until greater assurances about HealthSouth’s financial information are received.
[9]	Includes imputed management fees of 2% for acute care hospitals and 5% for long-term care, assisted living and CCRCs.

TENANT OVERVIEW1

PORTFOLIO BY OPERATOR/TENANT:

Nine Months Ended September 30, 2004
Operator/Tenant	Percentage of Revenue Less Operating Expenses[2]
Tenet Healthcare	13.1%
American Retirement Corp.	9.6%
Emeritus Corporation	5.7%
HealthSouth Corporation	4.7%
Kindred Healthcare, Inc.	3.9%
HCA Inc.	3.1%
Not-for-profit investment grade tenants	1.1%
Other publicly traded operators or guarantors	9.9%
Other non-public operators and tenants	48.9%

100.0%

SAME PROPERTY OVERVIEW1

SAME PROPERTY GROWTH:

Comparable Facilities for the Nine Months Ended September 30, 2004 vs. September 30, 2003
Investment properties, excluding medical office buildings
Number of same properties	284
Revenue percentage increase	0.7%
Medical office buildings, excluding HCP MOP
Number of same properties	71
Occupancy percentage at September 30, 2004	95%
Revenue percentage change	—

[1]	All amounts exclude assets sold and assets held for sale.
[2]	Since the tenant is responsible for operating expenses under a triple-net lease, management believes revenues are not comparable between property types without deducting operating expenses for properties leased under gross or modified gross leases. Revenue excludes non-property specific revenue and equity income from unconsolidated joint ventures.